SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.      )

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       Alternate Marketing Networks, Inc.
                (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [x] No fee required.
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
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                     ALTERNATE MARKETING NETWORKS, INC.
                         13155 Noel Road, 10th Floor
                              Dallas, TX 75240
                              (972) 720-3500


April 8, 2003

Dear Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 11:00 a.m., on Thursday, May 8, 2003, at 13155 Noel Road, 10th Floor, Dallas, Texas 75240.

     This year you are presented with proposals to elect one (1) Class I director and increase the number of authorized shares reserved for the 1995 Long-Term Incentive and Stock Option Plan. Following the formal business of the meeting, I will report on the affairs of the Company and respond to questions of general interest to stockholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                            Very truly yours,

                                            /s/ Adil Khan

                                            Adil Khan
                                            Chief Executive Officer


                      ALTERNATE MARKETING NETWORKS, INC.
                          13155 Noel Road, 10th Floor
                              Dallas, TX 75240
                               (972) 720-3500

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 8, 2003

Dear Stockholder:

You are cordially invited to attend our 2003 Annual Meeting of Stockholders, which will be held at 11:00 a.m. Central Time on Thursday, May 8, 2003 at 13155 Noel Road, 10th Floor, Dallas, Texas 75240.

We are holding the annual meeting for the following purposes:

1.	To elect one (1) Class I director to serve for a three-year term expiring at the 2006 annual meeting of stockholders, upon election and qualification of the Class I director=s successor.

2. 	To act upon a proposal to increase the number of shares authorized for issuance under the 1995 Long-Term Incentive and Stock Option Plan from 1,500,000 shares to 3,000,000 shares.

3. 	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

Only stockholders of record at the close of business on March 24, 2003 will be entitled to notice of and to vote at the annual meeting and at any adjournment or postponement of the meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote at the meeting will be available for inspection at the Company's offices at 13155 Noel Road, 10th Floor, Dallas, TX 75240. If you would like to view the stockholder list, please call ALTM Investor Relations at (972) 720-3500 to schedule an appointment.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to be present personally at the annual meeting, please complete, date, sign and return the accompanying Proxy as promptly as possible to ensure your representation at the meeting. A self-addressed return envelope is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must first obtain from the record holder a proxy issued in your name. We sincerely hope that all stockholders who can attend the annual meeting will do so.

                                    By Order of the Board

                                    /s/ Sandra J. Smith
April 8, 2003                       Sandra J. Smith, Secretary


                                TABLE OF CONTENTS


RECORD DATE AND VOTING . . . . . . . . . . . . . . . . . . . . . . . . . .  1

PROPOSAL 1 - ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . .  3
Directors and Executive Officers . . . . . . . . . . . . . . . . . . . . .  4
The Board, Board Committees, and Meetings. . . . . . . . . . . . . . . . .  6
Security Ownership of Certain Beneficial Owners and Management . . . . . .  8
Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Certain Relationships and Related Transactions . . . . . . . . . . . . . . 10
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Compensation of Directors. . . . . . . . . . . . . . . . . . . . . . . . . 13
Employment Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

PROPOSAL 2 - INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER
 THE 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN. . . . . . . . . . . . 17
The 1995 Long-Term Incentive and Stock Option Plan . . . . . . . . . . . . 17
Proposed Increase in Number of Authorized Shares . . . . . . . . . . . . . 17
New Plan Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Equity Compensation Plan Information . . . . . . . . . . . . . . . . . . . 20

AUDIT COMMITTEE REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . 21

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

PROPOSALS FOR FISCAL 2003 ANNUAL MEETING . . . . . . . . . . . . . . . . . 24

WHERE YOU CAN FIND MORE INFORMATION. . . . . . . . . . . . . . . . . . . . 25






                       ALTERNATE MARKETING NETWORKS, INC.
                           13155 Noel Road, 10th Floor
                              Dallas, Texas 75240
                                (972) 720-3500

                               PROXY STATEMENT

     This proxy statement and the attached form of proxy are first provided to stockholders on or about April 8, 2003 by the board of directors of Alternate Marketing Networks, Inc. in connection with the solicitation by the Company by use of the mails only of proxies for use at the annual meeting of stockholders to be held on Thursday, May 8, 2003 at 11:00 a.m. Central Time at 13155 Noel Road, 10th Floor, Dallas, Texas 75240, and at any postponement or adjournment of the meeting, for the purposes and in connection with the matters to be acted upon set forth in the preceding ANotice of Annual Meeting of Stockholders.@ We are not currently aware of any other matters which will come before the meeting. The cost of solicitation has been or will be borne directly by the Company.

     A copy of the annual report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 is enclosed for your information. It is not a part of the proxy solicitation material. The report describes the financial condition of the Company as of December 31, 2002.

     We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock and we will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, our officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished.

Voting Securities

     9,895,878 shares of common stock are outstanding and entitled to be voted at the annual meeting. Each holder of outstanding shares of common stock is entitled to one vote per share held as of the record date. The record date, with respect to this solicitation, is March 24, 2003. No persons solicited have any cumulative voting rights.

Voting Procedures and Vote Required

     The presence at the annual meeting in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting of Stockholders (except election of directors, which is by plurality vote) require the affirmative vote of a majority of the shares present at the annual meeting either in person or by proxy, and entitled to vote on that matter.

How to Vote

     By signing and returning the enclosed proxy card, you will be giving your proxy to the Board and authorizing the Board to vote your shares.




How Your Proxy Will Be Voted

     Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will be voted FOR each nominee and FOR each other proposal described in this proxy statement.
If any other matters properly come before the annual meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

Revocability of Proxy

     You have the power to revoke your proxy at any time before convening of the annual meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of Adil Khan, Chief Executive Officer, on or before April 30, 2003. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

No Dissenters= Right of Appraisal

     The stockholders of the Company are not entitled to any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon or contemplated by this proxy statement.

Abstentions

     If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

Broker Non-Votes

     If a broker turns in a Anon-vote@ proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

RECOMMENDATIONS OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE INCREASE IN THE AUTHORIZED SHARES UNDER THE 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN (THE ASTOCK OPTION PLAN@).


PROPOSAL 1: ELECTION OF DIRECTORS

     The certificate of incorporation and bylaws of the Company provide for a classified board of directors with three (3) classes of directors. The current members of the Board and their classes are as follows:

     Name                           Class            Term Expires In

J. Robert Routt                     I                     2003
Thomas Hiatt                        II                    2004
R. Phillip Baker                    II                    2004
Adil Khan                           III                   2005
Phillip Miller                      III                   2005

     Three current members of the Board, including the only nominee for the upcoming election of directors, are independent directors, as defined in the applicable rules for companies traded on The NASDAQ Stock Market, Inc. and the other two members of the Board are members of the Company's senior management.
 Each director serves for a three-year term.

     Only Class I directors will be standing for re-election at the annual meeting. Our current Class I director is also our nominee for the upcoming election of directors. The Board has nominated the person listed below to serve as a director for the term beginning at the annual meeting of stockholders on May 8, 2003. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of the nominee named in this section.

     If the director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either for a substitute nominee designated by the present Board to fill the vacancy.
 The Board has no reason to believe that the following nominee will be unwilling or unable to serve if elected as a director. This person has been nominated to serve until the annual meeting of stockholders in 2006 or until their successor, if any, is elected or appointed. This section contains the name and biographical information of the nominee.

Recommendation of the Board

The Board recommends a vote "FOR" the election of the following nominee.

J. Robert Routt

     Mr. Routt has been a director of the Company since December 2002. Mr. Routt retired in May 2002 from E.W. Scripps Company where he served as vice president and controller. E.W. Scripps is a New York Stock Exchange-traded media company with revenues in excess of $1 billion. Mr. Routt was an auditor with Deloitte & Touche from 1976 through 1980, when he joined E.W. Scripps.


DIRECTORS AND EXECUTIVE OFFICERS

     The current directors and executive officers of the Company are:




Name/Position(s) and Office(s) with the Company	 Age	Present	Year
                                                       Term		First
                                                       Expires	Elected
                                                                    Director

Phillip D. Miller                          51   2005        1988
 President and Chairman of the Board
Adil Khan						 37   2005        2002
 Director and Chief Executive Officer
Thomas Hiatt					 55   2004        1998
 Director
R. Phillip Baker					 55   2004        2002
 Director
J. Robert Routt					 49   2003        2002
 Director
Sandra J. Smith					 44   N/A         N/A
 Secretary, Treasurer, and Chief Financial
 Officer
Frank O=Connell					 60   N/A         N/A
 Vice President-Sales/USSPI Division
David Bender					 50   N/A         N/A
 Chief Operating Officer
William Warren					 44   N/A         N/A
 Vice President-Business
 Development/Hencie Division

     The following biographical information is furnished with respect to each of the current directors and executive officers other than Mr. Routt, the current nominee, whose biographical information is included above.

     Phillip D. Miller. Mr. Miller is the founder of the Company and has served as its Chief Executive Officer (CEO) and as a member of the Board since inception in 1988. He became the Company=s President in August 2002, when the Company acquired Hencie and he was replaced as the Company=s CEO. Mr. Miller has 25 years experience as an entrepreneur, primarily in the private delivery industry, where he is recognized as a leader and spokesperson. In the course of his career, Mr. Miller has founded and either merged or sold five companies, including Promotional Media Management, American Field Marketing, and Discovery BIDCO (a financial institution in the State of Michigan). Mr. Miller holds an associate degree in business from Grand Rapids Junior College.

     Thomas Hiatt. Mr. Hiatt has been a director of the Company since January 12, 1998. Mr. Hiatt is a general partner of Middlewest Management Co., LP, which serves as the general partner of Middlewest Ventures II, LP, a venture capital fund. He is also a managing director of MWV Capital Partners, a private equity fund. Mr. Hiatt currently serves as a director of several companies, including PackageNet, Inc., PowerWay, Inc. and Stratis Corporation.



     Adil Khan. Mr. Khan has been the Chief Executive Officer of the Company and a director since August 2002, when the Company acquired Hencie. Mr. Khan, founder of Hencie, graduated from Virginia Tech University in 1986 with a degree in Computer Engineering. His professional experience includes many different areas in the software services industry, including designing software and technical infrastructure, marketing software services, building strategic alliances, and managing day-to-day operations. He also attended an Executive MBA program at the University of Texas at Dallas and completed his education in marketing and management. Mr. Khan started his career as a software engineer in 1986 designing mission-critical software systems based on UNIX and Oracle databases. In 1989, he co-founded Champ Computer Systems to create and market vertical software for the healthcare and retail industries, including the popular product, Register-Mate, to retail stores. In 1994, Champ Computer Systems was sold to Polyphase Corporation. In 1995, Mr. Khan entered the enterprise software market and provided senior consulting services at MCI Systemhouse (now EDS) and Oracle Corporation.

     R. Phillip Baker. Mr. Baker has been a director of the Company since August 2002. Mr. Baker is a certified public accountant. He graduated form the University of Texas at Austin in 1969, with a major in accounting. He practiced public accounting for 22 years while building the largest local public accounting firm during that period in the Dallas/Ft, Worth, Texas area.
 From 1971 to the time he sold his interest in the firm, Mr. Baker concentrated his practice in the rent-to-own industry as it was being formed and expanded. In addition, he advised and assisted clients in business sales and acquisitions and significant financings. In 1991, he sold his practice and joined Chickasaw Holding Company, a telecommunications company in Oklahoma, as Executive Vice President, becoming Chief Executive Officer in 1996. Since retiring in the spring of 2000, he has been assisting a private group of which he is a principal in the acquisition of a chain of consumer small loan stores.

     Sandra J. Smith. Ms. Smith has been the Chief Financial Officer of the Company since July 1995. From 1989 until appointment as Chief Financial Officer, Ms. Smith served as the Controller of the Company. From 1987 to 1989, Ms. Smith was Controller of United Delivery Systems, a private delivery firm, which was founded and operated by Phillip D. Miller prior to the formation of the Company in 1989. Ms. Smith has been a licensed certified public accountant since 1983. Ms. Smith holds a bachelor of business administration degree from Grand Valley State University.

     Frank O=Connell.  Mr. O=Connell has been Vice President and Sales Manager
- USSPI Division of the Company since March 1996. From 1994 until appointment as Vice President, Mr. O=Connell served as Vice President of Sales for the USSPI Division of National Home Delivery, Inc. From 1979 through 1994, Mr. O=Connell served in various sales positions for U.S. Suburban Press, Inc. Prior to 1979, Mr. O=Connell held sales positions at various companies including Media Networks, Inc., Redbook and Cosmopolitan Magazine. Mr. O=Connell holds a bachelor=s degree from Southern Illinois University.



     David Bender. Mr. Bender was promoted to Chief Operating Officer of Hencie in 2001. Previously, he directed Hencie=s delivery organization, managing client relationships and upselling. Mr. Bender has more than 26 years of experience in information technology, with more than 23 years of management experience. During a 19-year tenure at Kerr-McGee, Mr. Bender served as Assistant Controller-Systems and Director of System Development managing a team of over 100 IT professionals and Manager of the Exploration and Production Information Technology Division, responsible for worldwide oil & gas IT. He managed and delivered multiple enterprise resource planning
(ERP) and energy projects budgeted at more than $25 million that included more than 120 project participants. Mr. Bender joined Hencie in May 2000. Mr. Bender has a Bachelor of Science in Mathematics from Davidson College and a Master of Business Administration, Accounting degree from University of Houston.

     William Warren. Mr. Warren has 20 years of experience in the consulting and information technology industries, including over 17 years in sales, sales management, business development, and client relationship management roles. Mr. Warren began his career at IBM where he held positions in sales and marketing in the National Accounts Division with responsibility for accounts in the oil and gas industry. Most recently, Mr. Warren served as Regional Director, Business Development for the Southwestern Region of Cambridge Technology Partners, a major consulting and systems implementation firm. He was responsible for managing the sales, field marketing and client management functions for this $40M region. Mr. Warren has direct experience in a variety of practice areas including ERP, client relationship management (CRM), e-business and web development, custom application development, strategy services, and business process re-engineering. Mr. Warren holds a Master of Business Administration degree in Marketing from the University of North Texas with emphasis in strategic market planning. Mr. Warren joined Hencie in April 2001 as Vice President - Business Development.

THE BOARD, BOARD COMMITTEES, AND MEETINGS

     Corporate governance is typically defined as the system that allocates duties and authority among a company's stockholders, board of directors, and management. The stockholders elect the board and vote on extraordinary matters, the board is the company's governing body, responsible for hiring, overseeing and evaluating management, particularly the Chief Executive Officer
(CEO), and management runs the company's day-to-day operations. Our Board currently consists of five directors as described in "Proposal 1: Election of Directors." The current Board members include three independent directors and two members of the Company's senior management. The primary responsibilities of the Board are oversight, counseling and direction to the Company's management in the long-term interests of the Company and its stockholders.
The Board's detailed responsibilities include (i) selecting, regularly evaluating the performance of, and approving the compensation of the Chief Executive Officer and other senior executives, (ii) reviewing and, where appropriate, approving the Company's major financial objectives, strategic and operating plans and actions, (iii) overseeing the conduct of the Company's business to evaluate whether the business is being properly managed, and
(iv) overseeing the processes for maintaining the Company's integrity with regard to its financial statements and other public disclosures and compliance with law and ethics. The Board has delegated to the Chief Executive Officer, working with the Company's other executive officers, the authority and responsibility for managing the Company's business in a manner consistent with the Company's standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.



     The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. The Board has delegated various responsibilities and authority to different Board committees as described in this section of the proxy statement. Board members have access to all Company employees outside of Board meetings.

     The Board currently has, and appoints the members of, standing Audit and Compensation Committees. The members of the committees are identified below.

     The Audit Committee is comprised of Messrs. Baker, Hiatt, and Routt. Mr. Baker is the Chair of the Audit Committee. The Audit Committee assists the Board in its general oversight of the Company's financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors.
 During 2002, the Audit Committee held four meetings. The responsibilities and activities of the Audit Committee are described in greater detail in "Audit Committee Report."

     The Compensation Committee is comprised of Messrs. Baker, Hiatt, and Routt. Mr. Hiatt is the Chair of the Compensation Committee. The Compensation Committee reviews and approves salaries and other matters relating to executive compensation, and administers the Company's stock option plans, including reviewing and granting stock options to officers and other employees. The Compensation Committee also reviews and approves various other Company compensation policies and matters. The Compensation Committee held one meeting during 2002 and also regularly acts by written consent.

     The Board held nine meetings during 2002. All directors are expected to attend each meeting of the Board and the committees on which he serves. In 2002, no director attended less than 75% of all the meetings of the Board and the committees on which he served.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of March 24, 2003, as to the name, address, and shares of each class of equity securities of the Company or any of its parents or subsidiaries other than directors' qualifying shares, beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by all directors, nominees, and Anamed executive officers@ (as defined in Item 402(a)(2) of Regulation S-B) of the Company, directors and executive officers of the Company as a group, and any person who is known to us to be the beneficial owner of more than five percent (5%) of any class of the Company=s voting securities.

Title  	Name and Address			Amount and Nature of		Percent of
of Class (1) 	of Beneficial Owner (2)		Beneficial Ownership (3)	Class (4)
Individual Directors,
Nominees, and Named
Executive Officers:

Adil Khan
Director and Chief Executive Officer   1,000,000 (5)		10.1

Phillip D. Miller
Director, President, and Chairman
of the Board				     886,553 (6)		9.9

Thomas Hiatt
Director				     381,008 (7)		4.3

J. Robert Routt
Director				     252,710			2.8

Sandra J. Smith
Secretary, Treasurer, and Chief
Financial Officer			     80,550 (8)		*

David Bender
Chief Operating Officer		     68,199 (9)		*

Frank O=Connell
Vice President-Sales/USSPI Division    27,000 (10)		*

R. Phillip Baker
Director				     6,000			*

William Warren
Vice President-Business
Development/Hencie Division	      		-0- (11)		0.0


Directors and Executive Officers as a
Group:
9 persons				     2,702,020		27.0

Other 5% Beneficial Owners:
Drawbridge Investment Partners LLC
c/o Fortress Investment Group
1251 Avenue of the Americas, Suite 1600
New York, NY 10020			     2,474,039		25.0

	Stan Henry
		2137 Deer Park Avenue
		Deer Park, NY 11729-1321		     888,953 (12)		10.0

	Tribune Company
		435 N. Michigan Avenue
		Chicago, Illinois 60611		     843,758 (13)		9.5

	The Krieger Group
		P.O. Box 7787
		Princeton, New Jersey 08543		     675,992 (14)		7.6
__________

(1)  	Unless otherwise indicated, the title of each class of securities included in this table is common stock, par value $0.01 per share.

(2)	Unless otherwise indicated, the address for each beneficial owner included in this table is c/o Alternate Marketing Networks, Inc., 13155 Noel Road, 10th Floor, Dallas, Texas 75240.

(3)	Unless otherwise indicated, each beneficial owner included in this table has sole voting and investment power with respect to the securities beneficially owned, subject to applicable community property laws, unless otherwise indicated.

(4) The beneficial ownership percentages in this table have been calculated on the basis of the amount of outstanding securities, excluding securities held by or for the account of the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(5)	Does not include 4,428 shares of the 17,300,904 diluted outstanding shares of common stock, par value $0.01 per share, of Hencie, Inc., a Delaware corporation and a majority owned subsidiary of the Company, which Mr. Khan has the right to acquire within 60 days of March 24, 2003 pursuant to options granted by Hencie to Mr. Khan under the Hencie 2000 Stock Option Plan.

(6)	Includes 25,000 shares which Mr. Miller has the right to acquire within
60 days of March 24, 2003 pursuant to options granted by the Company to Mr. Miller under the Stock Option Plan and 232,975 shares which The
Krieger Group has the right to acquire within 60 days of March 24, 2003 pursuant to an option granted by Mr. Miller to The Krieger Group. See also Note 13 below.

(7)	Includes 363,508 shares held of record by Middlewest Ventures II, LP, of which Mr. Hiatt is a general partner, and 17,500 shares which Middlewest has the right to acquire within 60 days of March 24, 2003 pursuant to an option granted by the Company to Middlewest under the Outside Directors and Advisors Stock Option Plan (the ADirector=s Plan@).



(8)	Includes 30,000 shares which Ms. Smith has the right to acquire within
60 days of March 24, 2003 pursuant to options granted by the Company to Ms. Smith under the Stock Option Plan.

(9)	Does not include 3,998 shares of the 17,296,476 outstanding shares of common stock, par value $0.01 per share, of Hencie, Inc., a Delaware corporation and a majority owned subsidiary of the Company, owned and held of record by Mr. Bender.

(10)	Includes 30,000 shares which Mr. O=Connell has the right to acquire within 60 days of March 24, 2003 pursuant to options granted by the Company to Mr. O=Connell under the Stock Option Plan.

(11)	Does not include 180,000 shares of the 17,296,476 outstanding shares of common stock, par value $0.01 per share, of Hencie, Inc., a Delaware corporation and a majority owned subsidiary of the Company, owned and held of record by Mr. Warren.

(12)	Includes 388,516 shares held for the benefit of family members, 5,000 shares which Mr. Henry has the right to acquire within 60 days of March
24, 2003 pursuant to options granted by the Company to Mr. Henry under the Director=s Plan, and 232,975 shares which The Krieger Group has the right to acquire within 60 days of March 24, 2003 pursuant to an option granted by Mr. Henry to The Krieger Group. See also Note 13 below.

(13)	Does not include shares held of record by Messrs. McKeon and Sito, who are affiliates of Tribune and former directors of the Company.

(14)	Includes 5,500 shares, which may be purchased by Dale B. Krieger, a former director of the Company, upon exercise of an option granted under the Directors Plan and 19,250 shares, which may be purchased upon exercise of an option granted under the Stock Option Plan. Shares held of record as follows: (i) shares described in Note (4) above, held of record by Dale B. Krieger, a former director of the Company, (ii)
496,057 shares held of record by The Krieger Family Limited Partnership, which includes 396,057 shares which may be acquired upon exercise of options from Phillip D. Miller and Stan Henry; (iii) 69,891 shares held of record by Richard A. Ruderman, which may be acquired upon exercise of options from Phillip D. Miller and Stan Henry; (iv) 20,294 shares held of record by Paula Ruderman; (v) 32,000 shares held of record by The
Dale and Veronica Krieger Foundation, and (vi) 33,000 shares held in accounts managed by KR Financial Investment Advisory Clients, an investment advisor.

* 	Less than 1.0%.

Change in Control

     To the knowledge of the Company, no change in control of the Company has occurred since January 1, 2002.

Legal Proceedings



     On October 30, 2002, Hencie.com, Inc., a Delaware corporation, and Paul
A. Tanner initiated a legal proceeding in the County Court of Dallas County, Texas against Hencie Consulting, a wholly-owned subsidiary of Hencie, certain current and former employees of Hencie Consulting, including Adil Khan, and certain other parties, including Hencie International. Hencie.com and Mr. Tanner are seeking approximately $2.0 million, exemplary damages, interest, and legal fees in connection with claims regarding an alleged equity investment in Hencie Consulting prior to the acquisition of Hencie by the Company. On February 18, 2003, the Company executed a Mutual Release Agreement with Adil Khan, the company=s CEO, which provides for Adil Khan to contribute up to 200,000 shares of common stock to the Company if the Company requests the shares so transferred to be used for any settlement of this litigation. The Company intends to vigorously defend against and contest the claims and pursue any potential counterclaims that may be available to Hencie Consulting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective as of January 1, 2003, K2 VC LTD., a Texas limited partnership and an affiliate of Adil Khan, the Chief Executive Officer of the Company, contributed 1,474,039 shares, par value $0.01 per share, of common stock of the Company to the Company pursuant to that certain Contribution Agreement, effective as of January 1, 2003, by and between the Company and K2 VC. Mr. Khan may be deemed to be an indirect beneficial owner of such shares and exercises indirect voting power over such shares as the Co-Managing Member of K2 VC Management, LLC, a Texas limited liability company and the sole general partner of K2 VC.

     On February 18, 2003, the Company granted to Mr. Khan a non-qualified stock option to purchase up to 1,700,000 shares of common stock at an exercise price of $0.50 per share with vesting of 25% per year over the next four years pursuant to and in accordance with that certain Non-Qualified Stock Option Agreement, dated February 18, 2003, by and between the Company and Mr. Khan.

     On February 18, 2003, the Company also released K2 VC and Mr. Khan from indemnification obligations owed by Mr. Khan to the Company, in exchange for the option to use 200,000 shares of common stock owned by K2 VC to settle certain pending claims against the Company pursuant to and in accordance with that certain Mutual Release Agreement, dated February 18, 2003, by and among the Company, K2 VC, and Mr. Khan.

     On February 18, 2003, the Company entered into that certain Release Agreement, dated February 18, 2003, by and among the Company, Hencie, Hencie Consulting, K2 VC, Mr. Khan, Drawbridge Investment Partners, LLC , who was the largest creditor of Hencie and Hencie Consulting, and certain directors and stockholders of the Company, to eliminate approximately $1,000,000 in debt of the Company in exchange for $120,000, 2,474,309 shares of common stock, and registration rights for the registration of the 2,474,309 shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to report beneficial ownership and changes in beneficial ownership with the Commission. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, we believe that all these persons filed the reports required by
Section 16(a) of the Exchange Act with the Commission on a timely basis during fiscal year 2002.
EXECUTIVE COMPENSATION



     The following table sets forth information with respect to the compensation paid by the Company for services rendered during the fiscal years ended December 31, 2000, 2001 and 2002 to the Company=s chief executive officer and each of the other four persons serving as executive officers on December 31, 2002 (collectively, the Anamed executive officers@).

                 SUMMARY COMPENSATION TABLE

		Annual Compensation
			             Other
										Annual
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)

Adil Khan
       Chief Executive Officer	      2002(1) 76,750	 -0-	 3,806(2)
		      2001    N/A	 N/A	N/A
		      2000	  N/A	 N/A	N/A

Phillip D. Miller
     President		      2002	 212,562	 -0-	14,642(3)
		      2001	 212,562	 -0-	13,183(4)
		      2000	 212,562	 -0-	13,107(5)

Sandra J. Smith
Chief Financial Officer		  2002   110,000	  -0-		    24,250(6)
		      2001	 110,000	 3,000	  1,100(7)
		      2000	 109,615	 2,500	  1,121(8)

Frank O=Connell
     Vice President-Sales/USSPI Div. 2002	  57,000	 5,000	195,038(9)
		       2001	  57,000	 3,500	172,841(10)
		       2000	  57,000	 5,000	144,576(11)

David Bender
Chief Operating Officer/
Hencie Division			   2002(1)72,667	    600	   -0-
		       2001	   N/A	  N/A	N/A
		       2000	   N/A	  N/A	N/A

William Warren
     Vice President-Business Dev./
     Hencie Division		       2002(1)71,042	   646	-0-
		       2001	   N/A	  N/A	N/A
		       2000	   N/A	  N/A	N/A
_______________

(1)	Employed by the Company from August 1, 2002 through December 31, 2002.

(2)	Includes $3,806 auto allowance.

(3)	Includes $7,200 auto allowance, $5,192 in Company-paid insurance premiums, and $2,250 in Company contributions to Mr. Miller=s 401(k) plan.

(4)	Includes $7,200 auto allowance, $3,748 in Company-paid insurance premiums, and $2,235 in Company contributions to Mr. Miller=s 401(k) plan.


(5)	Includes $7,200 auto allowance, $3,673 in Company-paid insurance premiums, and $2,234 in Company contributions to Mr. Miller=s 401(k) plan.

(6)	Includes $23,150 stock based compensation and $1,100 in Company contributions to Ms. Smith=s 401(k) plan.

(7)	Includes $1,100 in Company contributions to Ms. Smith=s 401(k) plan.

(8)	Includes $1,121 in Company contributions to Ms. Smith=s 401(k) plan.

(9)	Includes $192,493 in sales commissions and $2,545 in Company contributions to Mr. O=Connell=s 401(k) plan.

(10)	Includes $170,516 in sales commissions and $2,325 in Company contributions to Mr. O=Connell=s 401(k) plan.

(11)	Includes $142,531 in sales commissions and $2,045 in Company contributions to Mr. O=Connell=s 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

     We did not grant any stock options or stock appreciation rights to any named executive officers during fiscal year 2002.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning the fiscal year-end value of the unexercised options of each named executive officer for fiscal year 2002. No named executive officers exercised any stock options or stock appreciation rights during fiscal year 2002.


Number of Securities
Underlying Unexercised
Options at Fiscal Year-End
(#)
Value of Unexercised
In-the-Money Options at
Fiscal Year-End ($)





Name
Exercisable
Unexercisable
Exercisable
Unexercisable





Adil Khan
-0-
-0-
N/A
N/A
Phillip D.
 Miller
25,000
-0-
N/A
N/A
Sandra J.
 Smith
-0-
-0-
N/A
N/A
Frank
 O=Connell
27,000
-0-
N/A
N/A
David Bender
-0-
-0-
N/A
N/A
William
 Warren
-0-
-0-
N/A
N/A

COMPENSATION OF DIRECTORS



     It is the general policy of the Board that compensation for independent directors should be a mix of cash and equity-based compensation. Employee directors are not paid for Board service in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from the Company in addition to their Board compensation.

     In 2002, each independent director was paid for out-of-pocket expenses for each regular Board meeting.

     Although the Company has historically granted stock options to independent directors, the Company did not grant any stock options to any independent directors in 2002.

     In February 2003, the Compensation Committee and the Board reviewed and revised the Board's cash compensation. Starting with 2003, independent directors are now paid a retainer of $10,000 per year, with a possible additional $1,500 per day for committee projects.

     The Compensation Committee and the Board also decided to review its use of annual stock option grants to directors, which are typically granted in connection with the election of directors. The Compensation Committee and management are engaged in a strategic review of executive compensation, including the use of stock options and the possible use of other equity-related incentives such as "restricted stock" grants. The use of stock options and other equity-related incentives for the Board will similarly be reviewed, with the expectation that changes in Board compensation practices with regard to equity-related incentives will be considered, if appropriate, to keep them aligned with future changes in executive compensation practices.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS



     The Company entered into an employment agreement with Adil Khan effective August 1, 2002, to serve as Vice Chairman of the board of directors and Chief Executive Officer of the Company at a base salary of $177,000 for the first year, $193,000 for the second year and $206,600 for the third year. Mr. Khan=s salary is subject to annual review by the Compensation Committee. The term of the Agreement is for a period of three (3) years. In accordance with the terms of the Agreement, Mr. Khan is also entitled to an annual bonus payment in the discretion of the Compensation Committee. The Agreement also provides for disability and life insurance and standard employee benefits consistent with established benefit plans of the Company (including retirement plans, life insurance plans, medical plans and dental plans). In addition to the standard benefits provided by the Company, the Company has agreed to provide Adil Khan with a term life insurance policy in the face amount of $2,000,000 ($1,000,000 for the benefit of the Company and $1,000,000 for the benefit of Mr. Khan=s designated beneficiaries). The Agreement is terminable by the Company in the event Mr. Khan becomes disabled or for Acause@, including (i) commission of an act of material fraud, misappropriation, or dishonesty or other material willful act of similar magnitude against the best interests of the Company, (ii) intentional material falsification of a written document delivered to the Company, or on behalf of the Company, (iii) habitual insobriety, (iv) addiction to non-prescription drugs, or (v) continued gross malfeasance in connection with Mr. Khan=s duties for 30 days after written notice describing such gross malfeasance. In addition, Mr. Khan may terminate the Agreement within 12 months of a change of control (including any merger, consolidation, sale of substantially all of the assets of the Company, dissolution or liquidation of the Company, and similar events). If Mr. Khan is terminated on account of a breach by the Company, Mr. Khan is entitled to a severance payment equal to two times the amount of Mr. Khan=s annual base salary as of the date of termination plus the annual average bonus paid to Mr. Khan in the most recent two years (or such shorter period as such bonus shall have actually been paid).

     The Company entered into a second addendum to the employment agreement of Phillip D. Miller to serve as Chairman of the Board of the board of directors of the Company and as President of Alternate Postal Direct, Inc. and National Home Delivery, Inc., wholly-owned subsidiaries of the Company (the ASubsidiary Companies@). Mr. Miller=s base salary is $195,000 per year, with annual increases equal to the then existing salary multiplied by the average increase in the cost of living index published by the United States Department of Labor for the 12 month period preceding such date. Mr. Miller is also entitled to bonuses up to 30% of his base salary based on attainment of performance criteria specified by the Compensation Committee of the Company. Mr. Miller will serve as President of the Subsidiary Companies (which term will automatically renew for successive one year periods until the Company gives Mr. Miller 6 months written notice of non-renewal prior to the end of any applicable term) through December 31, 2002, as Chairman of the board of directors of the Company through June 30, 2003, and will serve on the board of directors of the Company through June 30, 2005. The agreement is terminable without an expressed reason by either Mr. Miller or the Company by giving three months prior written notice. In addition, the Company may terminate the agreement effective immediately for Acause@, including neglect of duty, malfeasance or continued failure to perform specified duties within 30 days after having received a written warning. If the agreement is terminated by the Company without an expressed reason, the Company is required to pay Mr. Miller, as severance, within 60 days of the effective termination date, an amount equal to 12 month=s base salary at the salary rate then in effect, plus accrued bonuses, if any. In the event of termination of the agreement by Mr. Miller, the Company is required to pay salary accrued through the date of termination, excluding any accrued bonuses. The agreement further provides that Mr. Miller shall not, directly or indirectly, for a period of two years after termination (or one year if terminated by the Company without cause), engage in any similar business, solicit customers of the Company, or solicit employees of the Company in competition with the Company in the United States.
 The agreement also provides for disability and life insurance at the Company=s expense. The Company also agrees to pay for the cost of dependent coverage included in the Company=s group health insurance plan.

     The Company entered into a first addendum to the employment agreement of Sandra J. Smith to serve as the Controller of the Company, the Chief Financial Officer of each of the Company=s subsidiaries, and as Vice President-Operations of Alternate Postal Direct, Inc. Ms. Smith=s agreement provides for a term expiring in December 2003 at a base salary of $110,000 per year, with an annual increase equal to the then-existing salary multiplied by the average monthly increase in the cost of living index published by the United States Department of Labor for the 12-month period preceding each anniversary date. The agreement is terminable without an expressed reason by the Company provided that it pay salary and benefits for the unexpired portion of the term. In addition, the Company may terminate the agreement effective immediately for Acause@. The agreement further provides that Ms. Smith shall not, directly or indirectly, for a period of one year after termination, directly or indirectly, engage or be employed by, any business or entity that is in competition with the Company, without the prior written consent of the Company=s CEO.



     Mr. Bender is employed pursuant to an employment agreement dated May 8, 2000 that provides for a base salary and employee benefits. Mr. Warren is employed pursuant to an employment agreement dated November 15, 2001 that provides for a base salary, employee benefits, and up to six month's salary upon a change in control. Stock options to purchase shares of common stock of Hencie were granted to each of these named executive officers in 2002 and 2001.

     The Company does not have an employment agreement with Mr. O=Connell.

401(k) Profit Sharing Plan

     On September 1, 1996, the Company established a qualified 401(k) retirement plan covering all employees who have met certain requirements as to age and date of service. The plan allows employees to make contributions by salary reductions. Company contributions are discretionary and are determined annually by the Board. Company contributions for the year ended December 31, 2002 were $9,329.

1995 Long-Term Incentive and Stock Option Plan

     See APROPOSAL 2 B INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN@ for information regarding the Stock Option Plan.




PROPOSAL 2: INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

COMPENSATION PLANS

Plans Subject to Security Holder Action

The 1995 Long-Term Incentive and Stock Option Plan

     Effective July 21, 1995, the Company, by resolution of its Board and stockholders, adopted the Stock Option Plan, which currently provides for the issuance of up to 1,500,000 shares of the Company's common stock. No preferred stock or other securities are authorized for issuance under the Stock Option Plan. The Stock Option Plan will terminate on July 20, 2005, unless sooner terminated by action of the Board.

     All full or part-time employees (including officers and directors) of the Company (and any subsidiaries, including Alternate Postal Direct, Inc., National Home Delivery, Inc. and others, if the Company acquires or forms any additional subsidiaries) and non-employee directors, consultants and independent contractors providing services to the Company (or any subsidiaries) are eligible to receive options and awards under the Stock Option Plan. The Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974.

     The Stock Option Plan permits the granting of awards to employees and non-employee officers, directors and agents of the Company in the form of stock appreciation rights, restricted stock awards and stock options. Stock options granted under the Stock Option Plan may be Aincentive stock options,@ meeting the requirements of Section 422 of the Internal Revenue Code (the ACode@), or nonqualified options, which do not meet the requirements of
Section 422. The Stock Option Plan is currently administered by the Compensation Committee. The Stock Option Plan gives broad powers to the Compensation Committee to administer and interpret the Stock Option Plan, including the authority to select the individuals to be granted options and rights, and to prescribe the particular form and conditions of each option or right granted. Incentive stock options, in order to receive favored tax treatment under the Code, must be exercisable for not more than 10 years and at not less than the fair market value of the Common Stock as of the date of the grant (not more than 5 years and not less than 110 % of fair market value if the optionee is a 10% or greater stockholder) and may be granted only to employees. As of March 5, 2003, 533,854 options have been granted and 122,600 are outstanding.

Proposed Increase in Number of Authorized Shares

     As of December 31, 2002, 1,500,000 shares reserved under the Stock Option Plan were subject to 122,600 outstanding options and 7,500 options granted under the Stock Option Plan have been exercised. In general, options become exercisable in equal installments over several years commencing with the first anniversary of grant.



     The Board anticipates that it will continue to grant options to employees as part of its incentive program. In addition, the Board anticipates that, employees of Hencie may become eligible to participate in the Stock Option Plan and may choose to exercise their options by rendering their Hencie stock.
 On March 6, 2003, the Board increased the number of shares reserved and authorized for issuance under the Stock Option Plan from 1,500,000 to 3,000,000, subject to stockholder approval. In order to have sufficient shares available, the Board recommends approval of the increase.
     The following table sets forth the benefits or amounts of the newly authorized shares that will be received by or allocated to each of the following under the Stock Option Plan, to the extent such benefits or amounts are determinable:
                     NEW PLAN BENEFITS

1995 Long-Term Incentive Stock Option Plan

     Name and Position		Number of Units

	Chief Executive Officer		330,000

	Executive Group			330,000

	Non-Executive Director Group	 75,000

	Non-Executive Officer		None
	Employee Group

Tax Rules

     The following is a brief summary of the federal income tax rules currently applicable to stock options that may be granted under the Stock Option Plan.

     The grant of a NQSO will have no immediate tax consequences to the grantee or to the Company. Upon the exercise of a NQSO, the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction) in an amount equal to the excess of the fair market value of the shares of common stock on the date of the exercise of the option over the option exercise price. The grantee=s tax basis in the shares will be the exercise price plus the amount of ordinary income recognized by the grantee, and the grantee=s holding period will commence on the date the shares are transferred.

     Upon a subsequent sale of shares of common stock acquired pursuant to the exercise of a NQSO, any difference between the grantee=s tax basis in the shares and the amount realized on the sale is treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.



     The grant of an ISO will have no immediate tax consequences to the grantee or to the Company. The exercise of an ISO by the payment of cash to the Company will generally have no immediate tax consequences to the grantee (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Company. If a grantee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the grantee generally will realize long-term capital gain or long-term capital loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the purchase price of the shares (i.e., the exercise price). In such case, no compensation deduction will be allowable to the Company in connection with the grant or exercise of the ISO or the sale of shares of common stock acquired pursuant to such exercise.

     If, however, a grantee disposes of the shares prior to the expiration of the required holding period (a Adisqualifying disposition@), the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction equal to the excess of the fair market value of the shares of common stock on the date of exercise (or the proceeds of the disposition, if less) over the exercise price.

     Certain limitations apply to the Company=s deduction of compensation payable to the person serving as its chief executive officer or to any of its four other most highly compensated executives in office as of the end of the year in which such compensation would otherwise be deductible. In general, the Company may not deduct compensation, other than Aperformance-based@ compensation, payable to such an executive in excess of $1 million for any year. Income resulting from the exercise of a stock option may be included in calculation of total income for purposes of determining whether the $1 million limit has been exceeded.

Market Value and Resale of Option Shares

     Market value and tradability of the shares issuable under the Stock Option Plan may be a consideration for some stockholders in evaluating Proposal 2.

     As of March 5, 2003, 9,895,878 shares of the Company=s Common Stock were issued and outstanding. On March 5, 2003, the closing bid and ask prices for the Company=s Common Stock on the Over the Counter Bulletin Board (OTCBB) were $0.31 and $0.45 per share, respectively.

     The shares authorized for issuance under the Incentive Plan (including the shares which are subject to approval by the stockholders at the Annual Meeting) are registered under the Securities Act of 1933 and, upon issuance, are freely tradable.

Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action

The following table sets forth information regarding the securities previously authorized for issuance under the Stock Option Plan (including all outstanding options, warrants, and rights previously granted pursuant to the Stock Option Plan and any securities remaining available for future issuance under the Stock Option Plan).

                    EQUITY COMPENSATION PLAN INFORMATION









Plan Category


Number of
securities
to be issued
upon
exercise of
outstanding
options,
warrants and
rights



Weighted-
average
exercise
price of
outstanding
options,
warrants
and rights






Number of
securities
remaining
available for
future issuance







Equity compensation
plans approved by
security holders

1,540,000

$0.76

   -0-







Equity compensation
plans not approved
by security holders

N/A

N/A

N/A

Total

1,540,000

$0.76

   -0-



AUDIT COMMITTEE REPORT

     The ultimate responsibility for good corporate governance rests with the Board, whose primary roles are oversight, counseling and direction to the Company's management in the best long-term interests of the Company and its stockholders. The Board's Audit Committee has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the Company's annual financial statements.

     Our Audit Committee is made up solely of independent directors and it operates under a written charter adopted by the Board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The charter is presently under review, and it is expected that the Board, with the recommendation of the Audit Committee, will amend the charter later this year to reflect the relevant provisions of the Sarbanes-Oxley Act and related NASDAQ rules applicable to the Company if any. A copy of the Audit Committee's charter was most recently published in the Company's proxy statement for its 2002 annual meeting of stockholders.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting
standards, applicable laws and regulations.   The Company=s internal auditors
and accounting personnel are responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company's system of internal controls relating to the reliability and integrity of its financial information. The Company=s independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent auditors.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.



     The Audit Committee has an annual agenda that includes reviewing the Company's financial statements, internal controls and audit matters. The Audit Committee meets regularly with the Company=s independent auditors and management to review the Company's interim financial results before the publication of the Company's quarterly earnings press releases. Management's and the Company=s independent auditor=s presentations to and discussions with the Audit Committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent auditors. In addition, the Audit Committee generally oversees the Company's internal compliance programs. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Company employees, received through established procedures, of concerns regarding questionable accounting or auditing matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company=s internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform non-audit services. The Company's independent auditors provide the Audit Committee with the written disclosures required by Independence Standards Board Standard
No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discusses with the independent auditors and management that firm's independence.

     In accordance with existing Audit Committee policy, all services to be provided by the Company=s independent auditors are subject to pre-approval by the Committee. This includes audit services, audit-related services, tax services, and other services. In some cases, pre-approval is provided by the full Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee.

     The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2002 with management and the independent auditors; management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles; and the independent auditors represented that their presentations included the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." This review included a discussion with management of the quality, and not merely the acceptability, of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company's financial statements. In reliance on these views and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Commission.

Audit Committee:

R. Phillip Baker, Chairman
Thomas Hiatt
J. Robert Routt

INDEPENDENT AUDITORS


Selection of Independent Auditor for 2003

     Deloitte & Touche LLP was selected in August 2002 by the Board to serve as the Company's independent auditors for the fiscal year ended December 31, 2002. Deloitte & Touche is engaged as our independent auditor by the Audit Committee, who can dismiss the firm in its sole discretion without payment of any penalty fee.

     In the past, we have requested that our stockholders vote to ratify the appointment of our independent auditor for the year. This vote is only advisory, because the Board (and now the Audit Committee) has the sole authority to hire and dismiss the independent auditors. We have not included an auditor ratification proposal this year because the Board did not consider a ratification proposal to be meaningful this year.
     The services and fees relating to Deloitte & Touche are primarily for audit, audit-related, and tax services, as described below. In part due to the new requirements and other current and future regulations, the Company expects that its audit and audit-related expenses will increase for 2003 over the 2002 amounts described below. The Company's overall costs, including related internal costs, would likely be greater in the event that a firm other than Deloitte & Touche is chosen as our independent auditors for 2003. Extra time and expense would be involved to familiarize new auditors with the Company's operations, procedures, systems and the industry environment. The knowledge, expertise and efficiencies developed over time by Deloitte & Touche with regard to the Company would not likely be duplicated by a new firm for a number of years. Similar commitments of time and expense would be involved in any related changes in the providers of non-audit services as described above.
 The Audit Committee considered these and other matters in its selection process.
     The Audit Committee pre-approves and reviews audit and non-audit services performed by Deloitte & Touche as well as the fees charged by Deloitte & Touche for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors' independence.
     The Company expects that a representative of Deloitte & Touche will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.
Audit Fees
     The Company was billed the following fees by Deloitte & Touche for the audit for fiscal year 2002. No other fees were paid to Deloitte & Touche in 2002.
     Audit Fees ($158,000). This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
     Audit-Related Fees, Tax Fees, and All Other Fees ($0). No fees were billed by Deloitte & Touche during 2002 for these types of services.



INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Our directors and executive officers may benefit from the Stock Option Plan, if amended to increase the number of shares authorized for issuance under the Stock Option Plan, as certain directors and executive officers may be eligible to participate in the Stock Option Plan and may receive benefits and awards under the 1995 Plan. The Board, in approving the amendment to increase the number of share authorized for issuance under the Stock Option Plan may have different and/or conflicting interests than or with the stockholders of the Company. In addition, the Board, management of the Company, and the stockholders affiliated with the Company may have different and/or conflicting interests than or with stockholders of the Company that are not affiliated with the Company in any capacity other than their capacity as a stockholder of the Company.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

     The deadline for submitting stockholder proposals for inclusion in the company=s proxy statement and form of proxy for the company=s 2004 annual meeting of stockholders is December 10, 2003. Stockholder proposals must be received at the Company's principal executive offices at 13155 Noel Road, 10th Floor, Dallas, Texas 75240 no later than December 10, 2003 in order to be included in the Company=s proxy statement and form of proxy for the Company=s 2004 annual meeting of stockholders. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 under the Exchange Act will be considered untimely after February 8, 2004; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days earlier or more than sixty (60) days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (l0th) day following the day on which public announcement (as defined below) of the date of such meeting is first made.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one copy of this proxy statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders sharing an address. Upon the written or oral request of a stockholder at a shared address to which a single copy of the proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to the stockholder. Stockholders may notify the Company that the stockholder wishes to receive a separate copy of this proxy statement by writing to Alternate Marketing Networks, Inc., Attention: Investor Relations, 13155 Noel Road, 10th Floor, Dallas, TX 75240 or by calling the Department of Investor Relations of the Company at (972) 720-3500. In addition, if any stockholder wishes to receive a separate copy of this proxy statement in the future, such stockholder may notify the Company either by writing to the foregoing address or calling the foregoing telephone number. Stockholders sharing an address may request delivery of a single copy of the annual reports or proxy statements of the Company if they are receiving multiple copies of the annual reports or information or proxy statements of the Company by writing to the foregoing address or calling the foregoing telephone number.



WHERE YOU CAN FIND MORE INFORMATION

     The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the Commission are also available to the public over the Internet at http://www.sec.gov, the Internet website of the Commission. The Internet website of the Company is http://www.altmarknet.com. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at Alternate Marketing Networks, Inc., 13155 Noel Road, 10th Floor, Dallas, TX 75240.

INCORPORATION BY REFERENCE

     The Commission allows us to "incorporate by reference" the information and documents filed by us with the Commission, which means that we can disclose important information to you by referring you to those documents.
The information incorporated by reference is considered to be a part of this proxy statement, and information that is filed later by us with the Commission will automatically update and supersede this information. The Company incorporates by reference the documents listed below:

     The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 filed by the Company with the Securities and Exchange Commission on March 31, 2003.

     You may request a copy of these filings, at no cost, by writing or telephoning us at the following address: Alternate Marketing Networks, Inc.,
Attention: Investor Relations, 13155 Noel Road, 10th Floor, Dallas, TX 75240 or (972) 720-3500. Any statement contained in a document that is incorporated by reference shall be modified or superseded for all purposes to the extent that a statement contained in this proxy statement (or in any other document that is subsequently filed with the Commission and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded shall not be deemed a part of this proxy statement except as so modified or superseded.


By Order of the Board of Directors,

Dated:	April 8, 2003			/s/ Sandra J. Smith
Sandra J. Smith, Secretary




        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               OF ALTERNATE MARKETING NETWORKS, INC. FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2003

The undersigned stockholder of Alternate Marketing Networks, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2003, hereby appoints Phillip D. Miller proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Alternate Marketing Networks, Inc. to be held on Thursday, May 8, 2003 at 11:00 a.m. at 13155 Noel Road, 10th Floor, Dallas, Texas 75240, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, on the matters set forth below:

1.     Election of Class I Director duly nominated:
       [ ]  FOR nominee listed below (except as indicated)
       [ ]  WITHHELD authority to vote nominee listed below

       J. Robert Routt

2. Increase in the number of shares authorized for issuance under the 1995 Long-Term Incentive and Stock Option Plan from 1,500,000 to 3,000,000:
       [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

3. The authority to vote, in his discretion, on all other business that may properly come before the meeting.
       [ ] GRANTED   [ ] WITHHELD

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR EACH NOMINEE, (2) FOR PROPOSAL 2; AND (3) IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:___________________, 2003 __________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
I WILL_____ WILL NOT_____ BE ATTENDING THE ANNUAL MEETING.








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